July 18, 2002

                           DREYFUS PREMIER GNMA FUND

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "GOAL/APPROACH":

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates (popularly called "Ginnie Maes"), which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association.

      The fund also may purchase other securities issued or guaranteed by the U.S. government or issued by its agencies or instrumentalities that are guaranteed by the U.S. government.

                                                                       027s0702



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                                                                  July 18, 2002



                            DREYFUS PREMIER GNMA FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

         THE FOLLOWING INFORMATION REPLACES ALL CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "DESCRIPTION OF THE FUND":

         Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in GNMA certificates (popularly called "Ginnie Maes"). The Fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets.